                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 3, 1998
                                                 -------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware               0-20803               74-2644120
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     (State or other         (Commission           (I.R.S. Employer
      jurisdiction           File Number)         Identification No.)
    of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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                (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        The attached press release is being filed with regard to the merger of Pisces Acquisition Corp., a Delaware corporation and wholly-owned indirect subsidiary of the registrant, with and into Network Long Distance, Inc., a Delaware corporation, on June 3, 1998. The information related to this transaction which would otherwise be required under Items 2 and 7 is not provided herein pursuant to General Instruction B.3. of Form 8-K as substantially the same information required by Items 2 and 7 has been "previously reported" (as defined in Rule 12b-2) by the registrant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS

        99.1    Press Release dated June 3, 1998


                                       2.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: June 3, 1998

                                       IXC Communications, Inc.



                                       By:   /s/ James F. Guthrie
                                          --------------------------------------
                                                 James F. Guthrie
                                                 Executive Vice President and
                                                 Chief Financial Officer




                                       3.

                                  EXHIBIT INDEX


Exhibit
Number               Description
-------              -----------
99.1                 Press Release dated June 3, 1998


                                       4.